                                                                   EXHIBIT 10.4

                                PROMISSORY NOTE


----------------- ------------- ------------- -------------- --------- ----------- ------------ ------------ --------------
     PRINCIPAL       LOAN DATE     MATURITY       LOAN NO.      CALL    COLLATERAL    ACCOUNT      OFFICER       INITIALS
    $750,000.00     03-06-2000    06-28-2000     4021395101                           4021395        JKG
----------------- ------------- ------------- -------------- --------- ----------- ------------ ------------ --------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------------

BORROWER: SOUTHERNBANK HOLDINGS, INC.        LENDER:  THE BANKERS BANK
          P.O. BOX 967                                2410 PACES FERRY ROAD
          BUFORD, GA  30515-0967                      600 PACES SUMMIT
                                                      ATLANTA, GA  30339

===============================================================================

PRINCIPAL AMOUNT: $750,000.00      INITIAL RATE: 7.750%          DATE OF NOTE:   MARCH 6, 2000

PROMISE TO PAY. SOUTHERNBANK HOLDINGS, INC. ("BORROWER") PROMISES TO PAY TO THE BANKERS BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SEVEN HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($750,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JUNE 28, 2000. IN ADDITION, BORROWER WILL PAY REGULAR QUARTERLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MARCH 28, 2000, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH QUARTER AFTER THAT. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime rate as published in the Money Rates section of the Wall Street Journal. (the "Index"). If two or more rates exist, then the highest rate will prevail. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.000 PERCENTAGE POINT UNDER THE INDEX, RESULTING IN AN INITIAL ANNUAL RATE OF SIMPLE INTEREST OF 7.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 DAYS OR MORE LATE, Borrower will be charged $100.00.

03-06-2000                      PROMISSORY NOTE                         PAGE 2
Loan No. 4021395101               (Continued)



DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this
Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's, costs of collection, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees, it any sums owing under this Note are collected by or through an attorney-at-law, whether or not there is a lawsuit, and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF GEORGIA. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED in ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of twenty dollars ($20.00) or five percent (5%) of the face amount of the check, whichever is greater, if Borrower makes a payment an Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts

03-06-2000                       PROMISSORY NOTE                         PAGE 3
Loan No. 4021395101                (Continued)



Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: D. ARNOLD TILLMAN, TYLER C. MCCAIN AND M. LAUCH MCKINNON. Borrower agrees to be liable for all sums either:
(a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The

03-06-2000                       PROMISSORY NOTE                         PAGE 4
Loan No. 4021395101                (Continued)



Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ACCRUAL METHOD.  Interest will be calculated on an Actual/360 basis.

ACCRUAL METHOD.  INTEREST WILL BE CALCULATED ON AN ACTUAL/360 DAY BASIS.

     GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, Waive Presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties waive any right to require Lender to take action against any other party who signs this Note as provided in O.C.G.A.
     Section 10-7-24 and agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and lake any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

     IN WITNESS WHEREOF, THIS NOTE HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED, WHO ACKNOWLEDGES A COMPLETED COPY HEREOF.

     BORROWER:

     SOUTHERNBANK HOLDINGS, INC.

     BY:                             (SEAL)       BY:                                (SEAL)
         ----------------------------                  -------------------------------
         D. ARNOLD TILLMAN, CEO                        M. LAUCH MCKINNON, PRESIDENT

03-06-2000                       PROMISSORY NOTE                         PAGE 5
Loan No. 4021395101                (Continued)


LENDER:

THE BANKERS BANK

BY:
   ---------------------------------------
   AUTHORIZED OFFICER

                          FORM OF COMMERCIAL GUARANTY

-------------- ------------ ------------ ------------ ----------- ------------ ------------ ------------ ------------
  PRINCIPAL     LOAN DATE    MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT      OFFICER     INITIALS
                                                                                 4021395        JKG
-------------- ------------ ------------ ------------ ----------- ------------ ------------ ------------ ------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or lien.
---------------------------------------------------------------------------------------------------------------------


BORROWER:    SOUTHERNBANK HOLDINGS, INC.        LENDER:  THE BANKERS BANK
             P.O. BOX 967                                2410 PACES FERRY ROAD
             BUFORD, GA  30515-0967                      600 PACES FERRY SUMMIT
                                                         ATLANTA, GA  30339
GUARANTOR:


AMOUNT OF GUARANTY. The principal amount of this Guaranty is Seven Hundred Fifty Thousand & 00/100 Dollars ($750,000.00).

GUARANTY. IN CONSIDERATION OF THE SUM OF FIVE DOLLARS ($5.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED BY GUARANTOR AND TO INDUCE LENDER TO MAKE LOANS OR OTHERWISE EXTEND CREDIT TO BORROWER, OR TO RENEW OR EXTEND IN WHOLE OR IN PART ANY EXISTING INDEBTEDNESS OF BORROWER TO LENDER, OR TO MAKE OTHER FINANCIAL ACCOMMODATIONS TO BORROWER, JEFF S. TUCKER ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO THE BANKERS BANK ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF SOUTHERNBANK HOLDINGS, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

          BORROWER. The word "Borrower" means SouthernBank Holdings, Inc..

          GUARANTOR. The word "Guarantor" means Jeff S. Tucker.

          GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 6, 2000.

          INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees and Lender's legal expenses, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees, if any sums owing under this Guaranty are collected by or through an attorney-at-law, whether or not suit is instituted, and attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services,

          LENDER. The word "Lender" means The Bankers Bank, its successors and assigns.

          NOTE. The word "Note" means the promissory note or credit agreement dated March 6, 2000, IN THE ORIGINAL PRINCIPAL AMOUNT OF $750,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO
          GUARANTOR: THE NOTE EVIDENCES A REVOLVING LINE OF CREDIT FROM LENDER TO BORROWER.

          RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, security deeds, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $750,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. THIS GUARANTY COVERS A REVOLVING LINE OF CREDIT AND GUARANTOR UNDERSTANDS AND AGREES THAT THIS GUARANTEE SHALL BE OPEN AND CONTINUOUS UNTIL THE LINE OF CREDIT IS TERMINATED AND THE INDEBTEDNESS IS PAID IN FULL, AS PROVIDED BELOW.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. THIS GUARANTY COVERS A REVOLVING LINE OF CREDIT AND IT IS SPECIFICALLY ANTICIPATED THAT FLUCTUATIONS WILL OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS OWING FROM BORROWER TO LENDER. GUARANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT

FLUCTUATIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. GUARANTOR'S LIABILITY UNDER THIS GUARANTY SHALL TERMINATE ONLY UPON (A) TERMINATION IN WRITING BY BORROWER AND LENDER OF THE LINE OF CREDIT, (B) PAYMENT OF THE INDEBTEDNESS IN FULL IN LEGAL TENDER, AND (C) PAYMENT IN FULL IN LEGAL TENDER OF ALL OTHER OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM;
(C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART,

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) the provisions of O.C.G.A. Section 10-7-24 concerning Guarantor's right to require Lender to take action against Borrower or any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or other, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or State bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation ' or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to

Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Georgia. Subject to the provisions on arbitration, this Guaranty shall be governed by and construed in accordance with the laws of the State of Georgia.

         ARBITRATION. LENDER AND GUARANTOR AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS GUARANTY OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include all costs and expenses of collection, including fifteen percent (15%) of the principal plus accrued interest as attorneys' fees, if any sums owing under this Guaranty are collected by or through an attorney-at-law, whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. It there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 6, 2000.

IN WITNESS WHEREOF, THIS GUARANTY HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED, WHO ACKNOWLEDGES A COMPLETED COPY HEREOF.


X                                           (SEAL)
 -------------------------------------------
     Guarantor


Signed, Sealed and Delivered in the presence of:


X                                           (SEAL)
 -------------------------------------------
     Unofficial Witness



--------------------------------------------

Notary Public,_______________________ County


                  (NOTARY SEAL)

My Commission expires:______________________

LENDER:

The Bankers Bank

By:
   -----------------------------------------
     Authorized Officer

                             SCHEDULE OF GUARANTORS



James O. Andrews

James H. Daws

James E. Hinshaw, Sr.

Donald F. Jackson

Lewis A. Massey

Tyler C. McCain

M. Lauch McKinnon

D. Alan Najjar

D. Arnold Tillman, Jr.

Jeffrey S. Tucker

                                          FORM OF CORPORATE RESOLUTION TO BORROW

----------------- ------------- ------------- -------------- --------- ----------- ------------ ------------ --------------
     PRINCIPAL       LOAN DATE     MATURITY       LOAN NO.      CALL    COLLATERAL    ACCOUNT      OFFICER       INITIALS
    $750,000.00     03-06-2000    06-28-2000     4021395101                           4021395        JKG
---------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
---------------------------------------------------------------------------------------------------------------------------

BORROWER:    SOUTHERNBANK HOLDINGS, INC.        LENDER:   THE BANKERS BANK
             P.O. BOX 967                                 2410 PACES FERRY ROAD
             BUFORD, GA  30515-0967                       600 PACES SUMMIT
                                                          ATLANTA, GA  30339

===============================================================================

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF SOUTHERNBANK HOLDINGS, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Georgia as a corporation for profit, with its principal office at P.O. Box 967, BUFORD, GA 30515-0967, and is duly authorized to transact business in the State of Georgia.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on __________________________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were

BE IT RESOLVED, that any TWO (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                    POSITIONS           ACTUAL SIGNATURES
     -----                    ---------           -----------------
     D. Arnold Tillman        CEO                 x
                                                   -----------------------

     M. Lauch McKinnon        President           x
                                                   -----------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from The Bankers Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums OF money as in their judgment should be borrowed; however, not exceeding at any one time the amount OF SEVEN HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($750,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or, encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances . or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. in the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line OF credit until Lender receives written notice of revocation of their authority: D.
     Arnold Tillman, Tyler C. McCain and M. Lauch McKinnon.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any OF the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to A new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate,

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND SEAL ON MARCH 6, 2000 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                             CERTIFIED TO AND ATTESTED BY:


                                            X                            (SEAL)
                                             ----------------------------

                                            X                            (SEAL)
                                             ----------------------------